INVENTORIES	12 Months Ended
Dec. 31, 2018
INVENTORIES
INVENTORIES

8.    INVENTORIES

The breakdown of inventories is as follows:

	2017	2018
Components	447	429
SIM cards and blank prepaid vouchers	168	137
Others	69	218
Total	684	784
Provision for obsolescence
Components	(24)	(38)
SIM cards and blank prepaid vouchers	(29)	(28)
Others	(0)	(1)
Total	(53)	(67)
Net	631	717

Movements in the provision for obsolescence are as follows:

	2017	2018
Beginning balance	47	53
Provision recognised during the year	6	22
Inventory written off	—	(8)
Ending balance	53	67

Management believes that the provision is adequate to cover losses from decline in inventory value due to obsolescence.

The inventories recognised as expense and included in operations, maintenance and telecommunication service expenses as of December 31, 2016, 2017 and 2018 amounted to Rp2,105 billion, Rp2,458 billion, and Rp2,726 billion, respectively (Note 28).

Certain inventories of the subsidiaries amounting to Rp235 billion have been pledged as collateral under lending agreements (Note 19c).

As of December 31, 2017 and 2018, modules and components held by the Group with book value amounting to Rp143 billion and Rp125 billion, respectively, have been insured against fire, theft and other specific risks. Total sum insured as of December 31, 2017 and 2018 amounted to Rp256 billion and Rp176 billion, respectively.

Management believes that the insurance coverage is adequate to cover potential losses of inventories arising from the insured risks.